Exhibit 1.01

Conflict Minerals Report of NICE LTD.

Section 1: Introduction

This Conflict Minerals Report has been prepared by NICE Ltd. (herein referred to as “NICE”, the “Company”, “we”, “us”, or “our”) pursuant to Rule 13p-1 ("the Rule") of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for calendar year 2016.

Rule 13p-1, enacted pursuant to The Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that an issuer that is required to file periodic reports with the Securities and Exchange Commission (the “SEC”) under Sections 13(a) or 15(d) of the Exchange Act (including foreign private issuers) disclose certain information if that issuer manufactures or contracts to manufacture one or more products for which the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (collectively “Conflict Minerals”). The “Covered Countries” for the purposes of the Rule are the Democratic Republic of the Congo ("DRC"), and nine adjoining countries.

Company and Products Overview

NICE is a provider of enterprise software solutions to permit advanced analytics of structured and unstructured data.  Some of our software solutions include audio recording systems. These systems rely on hardware products including servers, assembly boards and other electronics equipment, for which Conflict Minerals are necessary for the functionality or production of the products.  NICE does not engage in manufacturing, but contracts to manufacture certain of the hardware products on which these systems rely.

The products that we contract to manufacture are highly complex, and typically contain thousands of parts from many suppliers. We have relationships with a network of manufacturers and suppliers throughout the world and there are multiple tiers between the mines where Conflict Minerals are extracted and our contract manufacturers and suppliers.  In accordance with the Rule we undertook a country of origin inquiry to determine the source of the Conflict Minerals, which are necessary for the functionality or production of the products we manufacture or contract to manufacture.

Section 2: Reasonable Country of Origin Inquiry (“RCOI”) and RCOI Conclusion

We performed a good faith RCOI for the Conflict Minerals that we determined were necessary to the functionality or production of our products in order to determine whether the Conflict Minerals in such products originated from the Covered Countries.  There was significant overlap between our RCOI and the diligence efforts on the source and chain of custody of the Conflict Minerals because of the large number of contract manufacturers and related suppliers from which we obtain materials that we surveyed, and the time frame necessary for completion of both the RCOI and due diligence process.

Our RCOI procedures consisted of surveying our contract manufacturers and the suppliers whom we concluded were providing us with components that do, or may, contain Conflict Minerals that are necessary to the functionality or production of our products.  Such procedures included the following steps:

(1) Updating the applicable list for 2016 of contract manufacturers and suppliers to survey based on the likelihood of Conflict Minerals contained in the supplied products and materials.

(2) Sending a notification to relevant contract manufacturers and suppliers informing them about the Conflict Minerals disclosure requirements and asking them to complete the Conflict Minerals survey  based on the standard template designed by the Electronic Industry Citizenship Coalition® (EICC®) and The Global e-Sustainability Initiative (GeSI), known as the Conflict Minerals Reporting Template.

 (3) Use of a set of checks ("red flags") to identify inconsistent, incomplete or inaccurate responses. Responses that were identified as incomplete or inconsistent based on red flags were subject to further review and follow up with the parties that provided the incomplete or inaccurate responses.

 (4) Sending periodic reminders to non-responsive manufacturers and suppliers.

Based on the RCOI conducted, NICE had reason to believe that a portion of the Conflict Minerals which were necessary to the functionality or production of certain products NICE contracted to manufacture may have originated in a Covered Country and knew, or had reason to believe, that those necessary Conflict Minerals may not be from recycled or scrap sources. These products include: NICE Interaction Management TDM and NICE Trading Recording (the “Covered Products”).

Section 3: Design of Due Diligence Framework

Our due diligence measures have been designed to conform, in all material respects, with the due diligence framework of the Organization for Economic Co-operation and Development (OECD) in the publication OECD (2013) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, OECD Publishing (OECD Guidance) and the related Supplements for gold and for tin, tantalum and tungsten.

Section 4: Due Diligence Measures Performed

NICE due diligence efforts for calendar year 2016 included the following:

1.	Company management systems

•	NICE utilized its cross-functional Conflict Minerals steering committee that includes representatives from the following areas: supply chain, procurement, legal, compliance and senior management.

•	NICE has a Conflict Minerals policy that has been published on its publically available website: http://www.nice.com/sites/default/files/conflict_mineral_policy.pdf.

•	NICE set up and published a dedicated email address to provide a grievance mechanism for any person who had concerns about the sourcing of our conflict minerals.

•
NICE sent a letter to those of its contract manufacturers and suppliers identified during the applicability assessment phase, informing them that NICE is subject to the Rule and, as a supplier or contract manufacturer of NICE, their cooperation in the due diligence process is expected.

•	NICE made training materials available to its contract manufacturers and suppliers that included an overview of the Rule and provided instructions on how to respond to the survey.

2.	Identifying and assessing risks in the supply chain

In 2016, NICE conducted a supply chain survey with the 260 contract manufacturers and suppliers identified during the applicability assessment phase. The survey was based on the Electronics Industry Citizenship Coalition/Global e-Sustainability Initiative (EICC/GeSI). Although not every supplier responded to the request to complete the survey, each and every survey completed and received was reviewed and logged by us.

Responses received were subject to a "red flag" review. Responses that were identified as incomplete or inconsistent based on the red flag review process were noted for follow up. Many of the responses included information as to smelters or refiners from which the contract manufacturer or supplier obtained Conflict Minerals.  Smelters or refiners that were identified in the responses were compared against the list of facilities which have received a DRC conflict free designation from the Conflict Free Smelter Program (CFSP). The list of smelters identified is set forth in the attached Appendix A. The list of mines’ country of origin is set forth in the attached Appendix B.

We identified two primary risks in our supply chain relating to our contract manufacturers and suppliers:  (1) the risk of not receiving accurate information on a timely basis with respect to their sourcing of Conflict Minerals, and (2) the risk of NICE not being able to replace contract manufacturers or suppliers, should we determine that there is a reasonable risk of the manufacturers' use of Conflict Minerals from sources that contribute to human rights abuses. The result of these assessments was the segmentation of the manufacturers and suppliers into three levels of risks (high, medium and low), based on the manufacturers' or suppliers’ characteristics using criteria such as whether the manufacturer or supplier is an SEC filer, their geographical location and other factors, as well as the level of our dependency on the goods or materials of that manufacturer or supplier. This assessment allowed us to invest our communication and response validation efforts according to the level of risk. The higher the risk, the greater our investment.

3.	Designing and implementing a strategy to respond to identified risks

•	Senior management is briefed about our due diligence efforts on a regular basis.

•
We found no instance where it was necessary to implement risk mitigation efforts, temporarily suspend trade or disengage with manufacturers or suppliers.  We engage in regular ongoing risk assessment through our manufacturers' and suppliers’ annual data submissions.

•	Manufacturers and suppliers who provided incomplete or inconsistent responses were sent follow-up corrective action notifications asking for clarification.

•
We also reviewed manufacturers’ and suppliers’ responses to track smelters and refiners which could be in our supply chain and have not received a conflict-free designation based on the Conflict Free Smelters Initiative (CFSI) and Conflict Free Smelters Programs (CSFP) or other independent third party validation program.

4.	Carrying out independent third-party audit of smelter/refiner due diligence practices

We do not have a direct relationship with any Conflict Mineral smelters or refiners and do not perform or direct audits of those entities which were identified as possibly being within our supply chain. As a result, our due diligence efforts relied on responses from our manufacturers and suppliers and then reference to publication of the cross-industry initiatives such as the Conflict Free Sourcing Initiative (CFSI).

5.	Reporting annually on supply chain due diligence

This report is our annual report on our supply chain diligence efforts.  A copy of this report can be accessed on our website as indicated in our Form SD.

Section 5: Determination

As indicated above, the Covered Products that we contracted to manufacture are highly complex and typically contain thousands of parts from many manufacturers and suppliers. We have relationships with a network of contract manufacturers and suppliers throughout the world and there are multiple tiers between the mines that extract Conflict Minerals and those manufacturers and suppliers. Therefore, we must rely on our contract manufacturers and suppliers to provide information on the origin of the Conflict Minerals contained in components and materials supplied to us – including sources of Conflict Minerals that are supplied to our contract manufacturers and suppliers from lower tiers in the chain.

Despite receiving responses from many manufacturers and suppliers, we were unable to obtain responses from all that were included in our process.  In addition, while many of those responding manufacturers and suppliers listed smelter or refiner names in their responses as being in their supply chain, the manufacturers and suppliers were unable to accurately report which specific smelters were part of the supply chain applicable to the components that were sold to us in 2016.

Based on the information obtained through the due diligence process described above, we do not have sufficient information to determine the country of origin of the Conflict Minerals in our Covered Products.

NICE’s efforts to determine the origin of the Conflict Minerals with the greatest possible accuracy consisted of the due diligence measures described in this Conflict Minerals Report.

Appendix A: Smelters list

1.	Gold

Metal	Smelter Name	Smelter Country
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Accurate Refining Group	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	AGR Mathey	AUSTRALIA
Gold	AGR(Perth Mint Australia)	AUSTRALIA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Gold	ANZ (Perth Mint 4N)	AUSTRALIA
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	ATAkulche	TURKEY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Aurubis AG	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR	CANADA
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + M?taux SA	SWITZERLAND
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	China Henan Zhongyuan Gold Smelter	CHINA
Gold	China's Shandong Gold Mining Co., Ltd	CHINA
Gold	Chugai Mining	JAPAN
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Daejin Industry	KOREA (REPUBLIC OF)

Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Do Sung Corporation	KOREA (REPUBLIC OF)
Gold	Doduco	GERMANY
Gold	DODUCO GmbH	GERMANY
Gold	Dosung metal	KOREA (REPUBLIC OF)
Gold	Dowa	JAPAN
Gold	Dowa Kogyo k.k.	JAPAN
Gold	Dowa Metalmine Co. Ltd	JAPAN
Gold	Dowa Metals & Mining Co. Ltd	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Fujian Zijin mining stock company gold smelter	CHINA
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Great Wall Precious Metals Co,. LTD.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Gaoyao Co	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Gujarat Gold Centre	INDIA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Co. Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Corporation Limited	CHINA
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Industry Co. Ltd.	CHINA
Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	JCC	CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Johnson Matthey Canada	CANADA
Gold	Johnson Matthey Inc.	UNITED STATES OF AMERICA

Gold	Johnson Matthey Inc. (USA)	UNITED STATES OF AMERICA
Gold	Johnson Matthey Limited	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kojima Kagaku Yakuhin Co., Ltd	JAPAN
Gold	Kombinat Gorniczo Hutniczy Miedz Polska Miedz S.A.	POLAND
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	La Caridad	MEXICO
Gold	LAIZHOU SHANDONG	CHINA
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	LinBao Gold Mining	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Luoyang Zijin Yinhui Gold Smelting	CHINA
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	MEM(Sumitomo Group)	JAPAN
Gold	Metal?rgica Met-Mex Pe?oles, S.A. de C.V	MEXICO
Gold	Metalor Switzerland	SWITZERLAND
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Met-Mex Penoles, S.A.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Kinzoku Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Morris abnd Watson Gold Coast	AUSTRALIA

Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Norddeutsche Affinererie AG	GERMANY
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Krastsvetmet	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	OPM	UNITED STATES OF AMERICA
Gold	PAMP S.A.	SWITZERLAND
Gold	Pan Pacific Copper Co Ltd.	JAPAN
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Perth Mint	AUSTRALIA
Gold	Perth Mint (ANZ)	AUSTRALIA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Produits Artistiques de Métaux	SWITZERLAND
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery LS-Nikko Copper Inc.	KOREA (REPUBLIC OF)
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Saganoseki Smelter & Refinery	JAPAN
Gold	Sai Refinery	INDIA
Gold	Samdok Metal	KOREA (REPUBLIC OF)
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)
Gold	Samwon Metals Corp.	KOREA (REPUBLIC OF)
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	SD (Samdok) Metal	KOREA (REPUBLIC OF)
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	Sempsa JP (Cookson Sempsa)	SPAIN
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	CHINA
Gold	Shandong Guoda Gold Co., Ltd.	CHINA
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

Gold	Shangdong Gold (Laizhou)	CHINA
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singapore Tanaka	JAPAN
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SMM	JAPAN
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	SOLAR CHEMICALAPPLIED MATERIALS TECHNOLOGY (KUN SHAN)	TAIWAN, PROVINCE OF CHINA
Gold	Solartech	TAIWAN, PROVINCE OF CHINA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Kinzoku Kozan K.K.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiTech	KOREA (REPUBLIC OF)
Gold	T.C.A S.p.A	ITALY
Gold	Takehara Refinery	JAPAN
Gold	Tamano Smelter	JAPAN
Gold	Tanaka Denshi Kogyo K.K	JAPAN
Gold	Tanaka Electronics (Hong Kong) Pte. Ltd.	JAPAN
Gold	TANAKA Electronics (Malaysia) SDN. BHD.	JAPAN
Gold	Tanaka Electronics (Singapore) Pte. Ltd.	JAPAN
Gold	Tanaka Kikinzoku International	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tanaka Precious Metals	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Perth Mint	AUSTRALIA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Toyo Smelter & Refinery	JAPAN
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Williams Advanced Materials	UNITED STATES OF AMERICA

Gold	Xstrata	CANADA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yamamoto Precision Metals	JAPAN
Gold	Yantai NUS Safina tech environmental Refinery Co. Ltd.	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhao Jin Mining Industry Co Ltd	CHINA
Gold	Zhao Yuan Gold Mine	CHINA
Gold	Zhao Yuan Gold Smelter of ZhongJin	CHINA
Gold	Zhao Yuan Jin Kuang	CHINA
Gold	Zhaojin Mining Industry Co., Ltd.	CHINA
Gold	Zhaoyuan Gold Group	CHINA
Gold	Zhongjin Gold Corporation Limited	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Kuang Ye Refinery	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold	Zijin Mining Industry Corporation	CHINA

2.	Tantalum

Metal	Smelter Name	Smelter Country
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Changsha Southern	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F & X	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES OF AMERICA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA

Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH	CHINA
Tantalum	RFH (Yanling Jincheng Tantalum & Niobium Co., Ltd)	CHINA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Solikamsk	RUSSIAN FEDERATION
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Taki Chemicals	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	ULBA	KAZAKHSTAN
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhaoqing Duoluoshan Non-ferrous Metals Co.,Ltd	CHINA
Tantalum	Zhuzhou Cemented Carbide Group	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Works Imp. & Exp. Co.	CHINA

3.	Tin

Metal	Smelter Name	Smelter Country
Tin	Alent plc	UNITED STATES OF AMERICA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Alpha Metals	UNITED STATES OF AMERICA
Tin	Alpha Metals Korea Ltd.	UNITED STATES OF AMERICA
Tin	Alpha Metals Taiwan	UNITED STATES OF AMERICA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Brand IMLI	INDONESIA
Tin	Brand RBT	INDONESIA
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	China Rare Metal Material Co., Ltd.	CHINA
Tin	China Tin (Hechi)	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	China Yunnan Tin Co Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cookson	UNITED STATES OF AMERICA
Tin	Cookson (Alpha Metals Taiwan)	UNITED STATES OF AMERICA
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	UNITED STATES OF AMERICA
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CooperMetal	BRAZIL
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa Metaltech Co., Ltd.	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Elmet S.L.U.	SPAIN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Empresa Metalúrgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Empressa Nacional de Fundiciones (ENAF)	BOLIVIA (PLURINATIONAL STATE OF)
Tin	ENAF	BOLIVIA (PLURINATIONAL STATE OF)

Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Fenix Metals	POLAND
Tin	Funsur Smelter	PERU
Tin	Gejiu City Datun Chengfeng Smelter	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Guang Xi Liu Xhou	CHINA
Tin	Guang Xi Liu Zhou	CHINA
Tin	GuangXi China Tin	CHINA
Tin	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
Tin	Indra Eramulti Logam	INDONESIA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Kai Union Industry and Trade Co., Ltd. (China)	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kundur Smelter	INDONESIA
Tin	Liuzhhou China Tin	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Mentok Smelter	INDONESIA
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Minsur	PERU
Tin	MSC	MALAYSIA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nanshan Tin Co. Ltd.	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)

Tin	PGMA	CHINA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Indora Ermulti	INDONESIA
Tin	PT Indra Eramult Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Smelting Branch of Yunnan Tin Company Ltd	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Thailand Smelting & Refining Co Ltd	THAILAND
Tin	Thaisarco	THAILAND
Tin	The Gejiu cloud new colored electrolytic	CHINA

Tin	Tin Products Manufacturing Co.LTD. of YTCL	CHINA
Tin	Toboca/ Paranapenema	BRAZIL
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Unit Timah Kundur PT Tambang	INDONESIA
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	White Solder Metalurgica	BRAZIL
Tin	XiHai - Liuzhou China Tin Group Co ltd	CHINA
Tin	YTCL	CHINA
Tin	Yunan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Adventure Co., Ltd.	CHINA
Tin	Yunnan Chengfeng	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Gejiu Zili Metallurgy Co., Ltd.	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA
Tin	Yunnan wind Nonferrous Metals Co., Ltd.	CHINA
Tin	Yuntinic Resources	CHINA
Tin	YUNXIN colored electrolysis Company Limited	CHINA

4.	Tungsten

Metal	Smelter Name	Smelter Country
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Allied Material Corporation	JAPAN
Tungsten	ALMT Corp	JAPAN
Tungsten	ALMT Sumitomo Group	JAPAN
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	ATI Metalworking Products	UNITED STATES OF AMERICA
Tungsten	ATI Tungsten Materials	UNITED STATES OF AMERICA
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China National Non Ferrous	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	GTP	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Co Ltd	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA

Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	WBH	AUSTRIA
Tungsten	WBH,Wolfram [Austria]	AUSTRIA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)
Tungsten	Xiamen H.C.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhangyuan Tungsten Co Ltd	CHINA

Appendix B: Mines’ Country of Origin

ANDORRA
AUSTRALIA
AUSTRIA
BELGIUM
BOLIVIA (PLURINATIONAL STATE OF)
BRAZIL
CANADA
CHINA
CZECH REPUBLIC
ESTONIA
FRANCE
GERMANY
INDIA
INDONESIA
ITALY
JAPAN
KAZAKHSTAN
KOREA (REPUBLIC OF)
KYRGYZSTAN
MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)
MALAYSIA
MEXICO
NETHERLANDS
NEW ZEALAND
PERU
PHILIPPINES
POLAND
RUSSIAN FEDERATION
RWANDA
SAUDI ARABIA
SINGAPORE
SOUTH AFRICA
SPAIN
SUDAN
SWEDEN
SWITZERLAND
TAIWAN, PROVINCE OF CHINA
THAILAND
TURKEY
UNITED ARAB EMIRATES
UNITED STATES OF AMERICA
UZBEKISTAN
VIET NAM
ZAMBIA
ZIMBABWE